UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number: (811- 01682 )

Exact name of registrant as specified in charter:	Putnam Voyager Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2010

Date of reporting period: April 30, 2010

Item 1. Schedule of Investments:

Putnam Voyager Fund

The fund's portfolio
4/30/10 (Unaudited)

COMMON STOCKS (89.9%)(a)
	Shares	Value

Aerospace and defense (4.9%)
Empresa Brasileira de Aeronautica SA (Embraer) ADR
(Brazil) (NON) (S)	821,100	$19,772,088
Precision Castparts Corp. (S)	195,400	25,077,636
Raytheon Co. (S)	1,335,900	77,882,970
Safran SA (France)	319,079	8,159,924
United Technologies Corp.	897,000	67,230,150
		198,122,768

Airlines (0.2%)
US Airways Group, Inc. (NON)	953,700	6,742,659
		6,742,659

Automotive (1.4%)
ArvinMeritor, Inc. (NON) (S)	804,900	12,331,068
Dongfeng Motor Group Co., Ltd. (China)	3,022,000	4,257,539
Hertz Global Holdings, Inc. (NON) (S)	1,514,600	21,901,116
Lear Corp. (NON)	232,400	18,866,232
		57,355,955

Banking (1.9%)
Banco Santander Brasil SA ADS (Brazil)	1,216,300	14,145,569
Bank of America Corp.	224,133	3,996,291
Bond Street Holdings, LLC Class A (F)(NON)	167,181	3,427,211
JPMorgan Chase & Co.	164,600	7,008,668
Popular, Inc. (Puerto Rico) (NON) (S)	1,206,300	4,752,822
State Street Corp. (S)	371,400	16,155,900
Wells Fargo & Co. (S)	787,400	26,070,814
		75,557,275

Beverage (0.5%)
PepsiCo, Inc.	332,000	21,653,040
		21,653,040

Biotechnology (3.4%)
Amgen, Inc. (NON) (S)	434,900	24,945,864
Auxilium Pharmaceuticals, Inc. (NON) (S)	248,100	8,832,360
Celgene Corp. (NON)	134,200	8,313,690
Dendreon Corp. (NON) (S)	535,875	29,055,143
Genzyme Corp. (NON) (S)	927,000	49,353,480
Gilead Sciences, Inc. (NON)	92,400	3,665,508
Human Genome Sciences, Inc. (NON) (S)	323,700	8,963,253
Ironwood Pharmaceuticals, Inc. (NON)	490,200	6,333,384
		139,462,682

Broadcasting (1.8%)
CBS Corp. Class B (S)	301,918	4,894,091
Liberty Media Corp. - Capital Ser. A (NON) (S)	880,985	39,001,206
Sirius XM Radio, Inc. (NON)	744,435	878,433
TiVo, Inc. (NON) (S)	1,599,925	28,030,686
		72,804,416

Cable television (4.3%)
Comcast Corp. Class A	2,413,638	47,645,214
DIRECTV Class A (NON)	2,248,269	81,454,786
Hathway Cables and Datacom, Ltd. (India) (NON)	1,347,000	6,371,336
Time Warner Cable, Inc. (S)	638,708	35,927,325
Virgin Media, Inc.	92,846	1,633,161
		173,031,822

Chemicals (0.6%)
Dow Chemical Co. (The) (S)	488,100	15,048,123
Monsanto Co.	170,900	10,776,954
		25,825,077

Combined utilities (1.0%)
El Paso Corp.	3,398,800	41,125,480
		41,125,480

Commercial and consumer services (0.3%)
Dun & Bradstreet Corp. (The) (S)	105,700	8,135,729
Emergency Medical Services Corp. Class A (NON) (S)	67,000	3,542,960
		11,678,689

Communications equipment (7.9%)
Cisco Systems, Inc. (NON)	3,433,120	92,419,590
Corning, Inc.	381,100	7,336,175
Harris Corp. (S)	897,600	46,208,448

Motorola, Inc. (NON)	4,811,000	34,013,770
Qualcomm, Inc.	3,690,267	142,960,944
		322,938,927

Computers (6.0%)
Apple, Inc. (NON)	559,700	146,148,864
Brocade Communications Systems, Inc. (NON)	966,600	6,273,234
EMC Corp. (NON)	839,900	15,966,499
Fujitsu, Ltd. (Japan)	1,950,000	13,807,349
Hewlett-Packard Co.	338,300	17,581,451
IBM Corp.	99,500	12,835,500
Polycom, Inc. (NON) (S)	389,700	12,684,735
Quest Software, Inc. (NON) (S)	592,000	10,377,760
Seagate Technology (NON)	417,900	7,676,823
		243,352,215

Conglomerates (0.6%)
SPX Corp. (S)	48,400	3,382,192
Tyco International, Ltd.	559,000	21,683,610
		25,065,802

Consumer finance (1.2%)
Mastercard, Inc. Class A (S)	191,900	47,598,876
		47,598,876

Consumer goods (0.2%)
hhgregg, Inc. (NON)	314,200	8,995,546
		8,995,546

Consumer services (0.5%)
Avis Budget Group, Inc. (NON) (S)	1,298,103	19,627,317
		19,627,317

Containers (0.2%)
Owens-Illinois, Inc. (NON) (S)	257,100	9,111,624
		9,111,624

Electric utilities (0.2%)
EnerNOC, Inc. (NON) (S)	231,000	6,717,480
		6,717,480

Electrical equipment (0.1%)
WESCO International, Inc. (NON) (S)	63,900	2,595,618
		2,595,618

Electronics (4.0%)
HTC Corp. (Taiwan)	663,000	8,857,903
Integrated Device Technology, Inc. (NON) (S)	1,207,497	7,981,555
Intersil Corp. Class A (S)	518,100	7,709,328
Micron Technology, Inc. (NON) (S)	953,973	8,919,648
Sensata Technologies Holding NV (Netherlands) (NON)	1,557,155	31,143,100
Skyworth Digital Holdings, Ltd. (China)	8,266,884	7,385,744
Sumco Corp. (Japan) (S)	403,800	8,940,727
Texas Instruments, Inc. (S)	3,204,700	83,354,247
		164,292,252

Energy (oil field) (0.9%)
National-Oilwell Varco, Inc.	360,600	15,877,218
Smith International, Inc.	262,400	12,532,224
Transocean, Ltd. (Switzerland) (NON)	104,500	7,571,025
		35,980,467

Energy (other) (1.1%)
First Solar, Inc. (NON) (S)	326,297	46,839,934
		46,839,934

Environmental (0.6%)
Foster Wheeler AG (Switzerland) (NON) (S)	803,000	24,073,940
		24,073,940

Financial (1.2%)
AerCap Holdings NV (Netherlands) (NON)	246,847	3,406,489
CME Group, Inc.	13,800	4,532,058
Discover Financial Services (S)	683,507	10,567,018
MGIC Investment Corp. (NON) (S)	1,470,220	15,334,395
ORIX Corp. (Japan)	144,720	13,259,245
Radian Group, Inc. (S)	148,100	2,101,539
		49,200,744

Food (0.4%)
Dean Foods Co. (NON) (S)	990,100	15,544,570
		15,544,570

Forest products and packaging (0.8%)
International Paper Co.	595,200	15,915,648
Schweitzer-Mauduit International, Inc. (S)	267,200	15,209,024
		31,124,672

Gaming and lottery (0.2%)
Las Vegas Sands Corp. (NON) (S)	266,200	6,617,732
		6,617,732

Health-care services (2.4%)
Aetna, Inc.	467,300	13,808,715
Alapis Holding Industrial and Commercial SA (Greece)	27,252,034	11,223,423
Express Scripts, Inc. (NON)	253,938	25,426,812
Medco Health Solutions, Inc. (NON) (S)	356,000	20,975,520
WellPoint, Inc. (NON)	464,800	25,006,240
		96,440,710

Homebuilding (0.2%)
KB Home (S)	222,300	4,119,219
Pulte Group, Inc. (NON) (S)	330,500	4,326,245
		8,445,464

Household furniture and appliances (0.3%)
Tempur-Pedic International, Inc. (NON) (S)	322,400	10,864,880
		10,864,880

Insurance (4.4%)
Aflac, Inc.	1,622,946	82,705,328
Assured Guaranty, Ltd. (Bermuda) (S)	2,786,814	60,055,842
Hartford Financial Services Group, Inc. (The) (S)	1,225,776	35,020,420
		177,781,590

Investment banking/Brokerage (1.3%)
E*Trade Financial Corp. (NON)	16,858,100	28,321,608
Goldman Sachs Group, Inc. (The)	157,551	22,876,405
		51,198,013

Leisure (0.1%)
Brunswick Corp. (S)	285,100	5,958,590
		5,958,590

Machinery (0.7%)
Bucyrus International, Inc. Class A (S)	147,600	9,300,276
International Mining Machinery Holdings, Ltd. (China)
(NON)	7,686,500	3,848,757
Lonking Holdings, Ltd. (China) (S)	6,889,000	5,141,583
Parker Hannifin Corp.	178,400	12,341,712
		30,632,328

Manufacturing (0.9%)
Ingersoll-Rand PLC (S)	1,030,900	38,122,682
		38,122,682

Media (0.7%)
News Corp. Class B (S)	842,700	14,991,633
Time Warner, Inc.	391,200	12,940,896
		27,932,529

Medical technology (2.4%)
Baxter International, Inc.	765,100	36,128,022
Boston Scientific Corp. (NON) (S)	1,569,400	10,797,472
China Medical Technologies, Inc. ADR (China) (S)	398,300	5,528,404
Covidien PLC (Ireland)	193,100	9,266,869
Medtronic, Inc.	548,400	23,959,596
Thermo Fisher Scientific, Inc. (NON) (S)	190,200	10,514,256
		96,194,619

Metals (2.1%)
ArcelorMittal Class A (NY Shares) (Luxembourg) (S)	126,000	4,892,580
Cameco Corp. (Canada)	324,100	7,976,101
Coeur d'Alene Mines Corp. (NON) (S)	771,800	13,830,656
Freeport-McMoRan Copper & Gold, Inc. Class B	125,460	9,475,994
Goldcorp, Inc. (Canada)	404,100	17,469,243
Iamgold Corp. (Canada)	414,400	7,405,328
Rio Tinto PLC ADR (United Kingdom) (S)	106,400	5,411,504
Thompson Creek Metals Co., Inc. (Canada) (NON)	150,900	1,934,538
United Co., RUSAL PLC (Russia) (NON) (S)	3,768,000	3,987,843
United States Steel Corp.	67,700	3,700,482
Vedanta Resources PLC (United Kingdom)	237,686	9,144,485
		85,228,754

Office equipment and supplies (0.3%)
Avery Dennison Corp. (S)	312,589	12,200,349

		12,200,349

Oil and gas (3.4%)
Anadarko Petroleum Corp.	657,300	40,857,768
Chevron Corp.	238,900	19,456,016
EOG Resources, Inc. (S)	113,500	12,725,620
PetroHawk Energy Corp. (NON) (S)	2,190,400	47,290,736
Petroleo Brasileiro SA ADR (Brazil)	388,100	16,467,083
		136,797,223

Pharmaceuticals (5.2%)
Abbott Laboratories	1,665,600	85,212,096
Merck & Co., Inc.	351,900	12,330,576
Pfizer, Inc.	5,735,232	95,893,079
Teva Pharmaceutical Industries, Ltd. ADR (Israel) (S)	274,186	16,102,944
		209,538,695

Publishing (0.4%)
Gannett Co., Inc. (S)	296,608	5,048,268
R. R. Donnelley & Sons Co. (S)	559,400	12,021,506
		17,069,774

Real estate (0.4%)
Aldar Properties PJSC (United Arab Emirates) (NON)	9,279,190	9,876,526
Renhe Commercial Holdings Co., Ltd. (China)	19,968,000	4,847,441
		14,723,967

Regional Bells (0.9%)
Qwest Communications International, Inc. (S)	7,065,696	36,953,590
		36,953,590

Retail (4.1%)
Coach, Inc. (S)	195,473	8,160,998
CVS Caremark Corp.	764,971	28,250,379
Dollar General Corp. (NON) (S)	220,810	6,308,542
GameStop Corp. Class A (NON)	183,632	4,464,094
Lowe's Cos., Inc.	388,500	10,536,120
Macy's, Inc.	429,977	9,975,466
Staples, Inc. (S)	251,400	5,915,442
Target Corp. (S)	1,128,400	64,172,108
Urban Outfitters, Inc. (NON) (S)	558,500	20,949,335
Wal-Mart Stores, Inc.	147,800	7,929,470
		166,661,954

Schools (1.2%)
Apollo Group, Inc. Class A (NON) (S)	746,429	42,852,489
DeVry, Inc.	126,100	7,867,379
		50,719,868

Semiconductor (2.6%)
Atmel Corp. (NON) (S)	4,237,227	23,050,515
Cypress Semiconductor Corp. (NON) (S)	1,524,000	19,644,360
Formfactor, Inc. (NON) (S)	543,884	8,163,699
Himax Technologies, Inc. ADR (Taiwan) (S)	2,343,816	7,336,144
KLA-Tencor Corp. (S)	488,700	16,645,122
Lam Research Corp. (NON) (S)	769,360	31,197,548
		106,037,388

Software (3.5%)
Longtop Financial Technologies Ltd. ADR (China) (NON)
(S)	291,300	10,023,633
Microsoft Corp. (S)	3,657,400	111,696,996
Oracle Corp. (S)	869,200	22,460,128
		144,180,757

Technology (0.5%)
Unisys Corp. (NON) (S)	718,910	20,143,858
		20,143,858

Technology services (2.3%)
Baidu, Inc. ADR (China) (NON)	16,947	11,681,567
Google, Inc. Class A (NON)	84,183	44,233,116
Yahoo!, Inc. (NON)	2,288,900	37,835,517
		93,750,200

Telecommunications (1.2%)
Clearwire Corp. Class A (NON) (S)	586,500	4,527,780
Iridium Communications, Inc. (NON) (S)	738,800	5,954,728
Sprint Nextel Corp. (NON) (S)	9,160,200	38,930,850
		49,413,358

Telephone (0.4%)
Leap Wireless International, Inc. (NON) (S)	815,900	14,947,288
		14,947,288

Tobacco (1.4%)
Philip Morris International, Inc.			1,184,660	58,143,112
				58,143,112

Toys (0.2%)
Hasbro, Inc. (S)			135,100	5,182,436
Nintendo Co., Ltd. ADR (Japan) (S)			89,110	3,733,709
				8,916,145
Total common stocks (cost $3,297,859,367)				$3,652,035,264

PURCHASED OPTIONS OUTSTANDING (2.3%)(a)
	Expiration date/		Contract	Value
	strike price		amount

Aflac, Inc. (Call)	Jan-11/$55.00		243,750	$915,220
Apollo Group, Inc. (Call)	Jan-11/60.00		3,198,933	18,953,436
DAX Index (Put)	May-10/6,050.00		13,473	1,613,446
Dendreon Corp. (Put)	May-10/35.00		642,574	25,703
Dendreon Corp. (Put)	May-10/15.00		270,833	2,708
Goldman Sachs Group, Inc. (The) (Call)	Jan-11/180.00		447,720	3,438,490
Google, Inc. (Call)	Jun-10/600.00		96,250	209,825
iShares Russell 2000 Index Fund (Put)	May-10/71.00		13,021,831	15,828,572
iShares Russell 2000 Index Fund (Put)	May-10/68.00		2,091,023	1,421,996
iShares Russell 2000 Index Fund (Put)	May-10/69.00		3,199,734	2,809,137
iShares Russell 2000 Index Fund (Put)	May-10/70.00		1,511,008	1,746,105
Motorola, Inc. (Call)	Jan-11/7.50		3,568,432	2,604,955
Petrohawk Energy Corp. (Call)	Jan-11/25.00		936,000	1,850,751
Pfizer, Inc. (Call)	Jun-10/18.00		14,191,197	2,398,365
Pfizer, Inc. (Call)	Jun-10/19.00		13,015,249	911,067
JPMorgan Chase & Co. (Call)	Jan-11/45.00		11,585,971	32,732,638
SPDR S&P 500 ETF Trust (Put)	May-10/118.00		3,057,600	2,996,448
Sprint Nextel Corp. (Call)	May-10/4.00		4,875,000	1,755,401

Total purchased options outstanding (cost $104,185,870)				$92,214,263

INVESTMENT COMPANIES (1.9%)(a)
			Shares	Value

iShares FTSE/Xinhua China 25 Index Fund			285,500	$11,654,110
KKR Private Equity Investors LP (Unit)			2,082,218	25,345,666
Market Vectors Gold Miners ETF (Exchange-traded fund)			303,900	15,356,067
SPDR KBW Regional Banking ETF			157,600	4,401,768
SPDR S&P Homebuilders ETF (S)			1,031,900	19,729,928

Total investment companies (cost $53,713,982)				$76,487,539

WARRANTS (1.4%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

Aldar Properties PJSC 144A (United Arab Emirates)	10/22/12	$0.001	3,257,245	$3,476,751
Bank of America Corp.	10/28/18	30.79	4,211,242	15,918,495
JPMorgan Chase & Co.	10/28/18	42.42	2,634,900	36,598,761

Total warrants (cost $47,610,846)				$55,994,007

U.S. TREASURY OBLIGATIONS (0.5%)(a)
			Principal amount	Value

U.S. Treasury Bonds 4 1/2s, May 15, 2038(i)			$1,306,000	$1,333,113
U.S. Treasury Inflation Protected Securities
2 3/8s, January 15, 2025 (i)			472,576	519,153
2 3/8s, April 15, 2011 (i)			164,884	170,202
2 1/8s, January 15, 2019 (i)			847,972	923,051
2s, January 15, 2026 (i)			833,196	871,573
2s, July 15, 2014 (i)			427,733	463,072
1 7/8s, July 15, 2013 (i)			3,365,560	3,603,875
1 5/8s, January 15, 2018 (i)			1,086,288	1,142,590
1 3/8s, January 15, 2020 (i)			1,605,637	1,629,368
U.S. Treasury Notes
4 1/8s, August 31, 2012 (i)			157,000	169,070
2 3/4s, February 15, 2019 (i)			7,281,000	6,902,170
2 5/8s, February 29, 2016 (i)			440,000	438,601
2 1/8s, November 30, 2014 (i)			176,000	176,549
1 3/4s, January 31, 2014 (i)			1,712,000	1,710,459

Total U.S. treasury obligations (cost $20,052,846)				$20,052,846

SENIOR LOANS (0.6%)(a)(c)
			Principal amount	Value

Basell Germany Holdings GmbH bank term loan FRN
Ser. B1, 4.001s, 2014 (Germany)			$386,848	$230,174
Basell Germany Holdings GmbH bank term loan FRN
Ser. B1, 0.663s, 2014 (Germany)			274,922	248,804
Basell Germany Holdings GmbH bank term loan FRN
Ser. B2, 4.001s, 2014 (Germany)			386,848	230,174
Basell Germany Holdings GmbH bank term loan FRN
Ser. B2, 0.663s, 2014 (Germany)			274,922	248,804
Basell Germany Holdings GmbH bank term loan FRN
Ser. B3, 0.663s, 2014 (Germany)			274,922	248,804
Basell Germany Holdings GmgH bank term loan FRN
Ser. B3, 4.001s, 2014 (Germany)			386,848	230,174
Basell Holdings BV bank term loan FRN 3.751s, 2013
(Netherlands)			134,762	80,183
Basell Holdings BV bank term loan FRN 0.374s, 2013
(Netherlands)			95,772	86,673
Basell Holdings BV bank term loan FRN Ser. A, 3.751s,
2013 (Netherlands)			305,041	181,499

Basell Holdings BV bank term loan FRN Ser. A, 0.278s,
2013 (Netherlands)	216,784	196,189
Lyondell Chemical Co. bank term loan FRN 3.374s, 2013	359,143	325,025
Lyondell Chemical Co. bank term loan FRN 3.251s, 2013	505,357	300,687
Lyondell Chemical Co. bank term loan FRN Ser. A,
3.528s, 2013	684,269	619,264
Lyondell Chemical Co. bank term loan FRN Ser. A,
3.501s, 2013	962,847	572,894
Lyondell Chemical Co. bank term loan FRN Ser. B1,
6 3/4s, 2014	1,193,089	1,079,745
Lyondell Chemical Co. bank term loan FRN Ser. B1,
3.751s, 2014	1,678,817	998,896
Lyondell Chemical Co. bank term loan FRN Ser. B2,
6 3/4s, 2014	1,193,089	1,079,745
Lyondell Chemical Co. bank term loan FRN Ser. B2,
6 3/4s, 2014	1,678,817	998,896
Lyondell Chemical Co. bank term loan FRN Ser. B3,
6 3/4s, 2014	1,678,817	998,896
Lyondell Chemical Co. bank term loan FRN Ser. B3,
3.751s, 2014	1,193,089	1,079,745
Visteon Corp. bank term loan FRN Ser. B1, 5 3/4s, 2013	13,594,528	14,716,077

Total senior loans (cost $24,367,458)		$24,751,348

CORPORATE BONDS AND NOTES (0.2%)(a)
	Principal amount	Value

Visteon Corp. sr. unsec. unsub. notes 8 1/4s, 2010	$2,355,000	$2,672,925
Visteon Corp. sr. unsec. unsub. notes 7s, 2014	1,570,000	1,781,950
Visteon Corp. 144A sr. unsec. notes 12 1/4s, 2016	1,570,000	1,836,900

Total corporate bonds and notes (cost $6,202,902)		$6,291,775

CONVERTIBLE PREFERRED STOCKS (0.0%)(a)
	Shares	Value

Popular, Inc. zero % cv. pfd. (Puerto Rico)	30,720	$1,045,402

Total convertible preferred stocks (cost $768,000)		$1,045,402

SHORT-TERM INVESTMENTS (24.7%)(a)
	Principal amount/shares	Value

U.S. Treasury Bills for effective yields from 0.22% to
0.31%, July 15, 2010	$6,313,000	$6,308,467
U.S. Treasury Bills for an effective yield of 0.34%,
June 10, 2010	254,000	253,904
Short-term investments held as collateral for loaned
securities with yields ranging from 0.10% to 0.28% and
due dates ranging from May 3, 2010 to June 21, 2010 (d)	780,046,108	779,938,219
Putnam Money Market Liquidity Fund	217,251,276	217,251,276
SSgA Prime Money Market Fund (i)	380,000	380,000

Total short-term investments (cost $1,004,133,131)		$1,004,131,866

TOTAL INVESTMENTS

Total investments (cost $4,558,894,402)(b)		$4,933,004,310

FORWARD CURRENCY CONTRACTS TO SELL at 4/30/10 (aggregate face value $49,889,889) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

British Pound	$8,631,959	$8,628,179	5/20/10	$(3,780)
Euro	25,581,139	25,672,335	5/20/10	91,196
Japanese Yen	15,680,858	15,589,375	5/20/10	(91,483)

Total				$(4,067)

WRITTEN OPTIONS OUTSTANDING at 4/30/10 (premiums received $54,427,518) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Aflac, Inc. (Call)	243,750	Jan-11/$60.00	$532,922
Apollo Group, Inc. (Call)	2,269,877	Jan-11/70.00	9,131,716
Apollo Group, Inc. (Call)	929,056	Jun-10/70.00	269,426
Dendreon Corp. (Call)	430,575	May-10/50.00	2,238,990
Dendreon Corp. (Put)	642,574	May-10/25.00	6,426
Goldman Sachs Group, Inc. (The) (Call)	447,720	Jan-11/185.00	2,941,520
Google, Inc. (Call)	96,250	Jun-10/660.00	50,050
iShares Russell 2000 Index Fund (Put)	4,000,000	May-10/70.00	4,598,816
iShares Russell 2000 Index Fund (Put)	4,021,364	May-10/70.00	3,940,937
iShares Russell 2000 Index Fund (Put)	3,545,455	May-10/69.00	1,021,091
JPMorgan Chase & Co. (Call)	2,632,650	Jan-11/50.00	5,291,627
Motorola, Inc. (Call)	3,568,432	Jan-11/10.00	642,318
Petrohawk Energy Corp. (Call)	936,000	Jan-11/30.00	775,800
Pfizer, Inc. (Call)	8,299,856	Jun-10/19.00	580,990
Pfizer, Inc. (Call)	13,015,249	Jun-10/20.00	390,457
Pfizer, Inc. (Call)	5,891,341	Jun-10/20.00	182,042
Qualcomm, Inc. (Call)	6,076,601	Jan-11/47.50	6,562,729
SPDR S&P 500 ETF Trust (Put)	3,057,600	May-10/116.00	1,131,312
State Street Corp. (Call)	2,876,720	Jan-11/50.00	7,623,308

Total			$47,912,477

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited)

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
baskets	75,089	4/12/11	(1 month USD-	A basket	$1,139,231
			LIBOR-BBA)	(GSGLPMIN)
				of common stocks

baskets	33,455 (F)	4/13/11	(1 month USD-	A basket	(1,658)
			LIBOR-BBA plus 40	(GSPM0910)
			bp)	of common stocks

Total					$1,137,573

(F) Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures ("ASC 820") based on securities valuation inputs.

Key to holding's abbreviations

ADR	American Depository Receipts
ADS	American Depository Shares
ETF	Exchange Traded Fund
FRN	Floating Rate Notes
PJSC	Public Joint Stock Company

Notes to The fund's portfolio

Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2009 through April 30, 2010 (the reporting period).

(a) Percentages indicated are based on net assets of $4,060,121,514.

(b) The aggregate identified cost on a tax basis is $4,566,526,809, resulting in gross unrealized appreciation and depreciation of $522,726,661 and $156,249,160, respectively, or net unrealized appreciation of $366,477,501.

(NON) Non-income-producing security.

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown. Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

(d) The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $757,662,790. The fund received cash collateral of $779,938,219 which is pooled with collateral of other Putnam funds into 46 issues of short-term investments.

(e) The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Investment Management, LLC (Putnam Management), the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $118,644 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $1,381,103,842 and $1,287,458,007, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(F) Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.

(i) Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivative contracts.

(S) Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, liquid assets totaling $2,747,106,578 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR and ADS after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The rates shown on FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported-- as in the case of some securities traded over-the-counter-- a security is valued at its last reported bid price and is generally categorized as a Level 2 security. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings) . Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities which will generally represent a transfer from a level 1 to a level 2 security will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Futures and options contracts: The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. The fund had an average contract amount of approximately 65,700,000 on purchased options contracts for the reporting period. The fund had an average contract amount of approximately 46,800,000 on written options contracts for the reporting period. The fund did not have any activity in futures contracts during the reporting period.

Forward currency contracts: The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. The fund had an average contract amount of approximately $73,500,000 on forward currency contracts for the reporitng period.

Total return swap contracts: The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. The fund had an average notional amount of approximately $58,800,000 on total return swap contracts for the reporting period.

Master agreements: The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $13,890,314 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.

At the close of the reporting period, the fund had a net liability position of $3,781 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$129,046,175	$13,132,328	$--

Capital goods	297,709,045	17,150,264	--

Communication services	267,974,722	6,371,336	--

Conglomerates	25,065,802	--	--

Consumer cyclicals	361,798,210	4,257,539	--

Consumer staples	202,933,832	--	--

Energy	219,617,624	--	--

Financials	384,650,042	27,983,212	3,427,211

Health care	530,413,283	11,223,423	--

Technology	1,055,703,874	38,991,723	--

Transportation	6,742,659	--	--

Utilities and power	47,842,960	--	--

Total common stocks	3,529,498,228	119,109,825	3,427,211

Convertible preferred stocks	--	1,045,402	--

Corporate bonds and notes	--	6,291,775	--

Investment Companies	51,141,873	25,345,666	--

Purchased options outstanding	--	92,214,263	--

Senior loans	--	24,751,348	--

U.S. Treasury Obligations		20,052,846

Warrants	52,517,256	3,476,751	--

Short-term investments	217,631,276	786,500,590	--

Totals by level	$3,850,788,633	$1,078,788,466	$3,427,211

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts to sell	$--	$(4,067)	$--

Written options	--	(47,912,477)	--

Total return swap contracts	--	1,137,573	--

Totals by level	$--	$(46,778,971)	$--

At the start and close of the reporting period, Level 3 investments in securities are not considered a significant portion of the fund's portfolio.

Market Values of Derivative Instruments as of the close of the reporting period

	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value

Foreign exchange contracts	91,197	95,264

Equity contracts	93,353,494	47,914,135

Total	$93,444,691	$48,009,399

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Voyager Fund

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer
Date: June 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer
Date: June 28, 2010

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date:June 28, 2010